Exhibit 99.2

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

OVERVIEW

On July 2, 2016, Danaher Corporation (“Danaher” or the “Company”), completed the previously announced separation of its business into two independent publicly traded companies (the “Separation”). Completion of the Separation created a multi-industry, science and technology growth company that retained the Danaher name and a diversified industrial growth company, Fortive Corporation (“Fortive”). As the Separation occurred during the third quarter of 2016, the Company will classify Fortive as a discontinued operation in its historical financial statements beginning in the third quarter of 2016.

BASIS OF PRESENTATION

The following unaudited pro forma consolidated condensed financial statements of the Company were derived from its historical consolidated financial statements and are being presented to give effect to the Separation. The unaudited pro forma Consolidated Condensed Statements of Earnings for the quarter ended April 1, 2016 and for each of the three years ended December 31, 2015 reflect the Company’s results as if the Separation had occurred on January 1, 2013. The unaudited pro forma Consolidated Condensed Balance Sheet as of April 1, 2016 gives effect to the Separation as if it occurred on that date.

The unaudited pro forma consolidated condensed financial statements give effect to the Separation including: (i) the elimination of the historical Fortive financial results on a carve-out basis; (ii) the adjustments to the Fortive carve-out financial statements to meet the requirements of discontinued operations; and (iii) the transfer of certain assets and liabilities between the Company and Fortive upon Separation. The unaudited pro forma consolidated condensed financial statements do not give effect to the following transactions: (i) the cash payment of approximately $3.0 billion from Fortive to the Company as a result of the Separation; and (ii) the intended use of the proceeds from such payment, including the intention to use a portion of such proceeds to repay outstanding Company indebtedness and the related anticipated reduction to interest expense. The Separation adjustments are based on available information and assumptions that the Company’s management believes are reasonable, that reflect the impact of events directly attributable to the Separation that are factually supportable, and for purposes of the Consolidated Condensed Statements of Earnings, are expected to have a continuing impact on the Company. The Company has entered into a Transition Services Agreement with Fortive pursuant to which the Company and Fortive will provide each other certain specified services on a temporary basis. These transition services are not expected to have a material impact on the Company and are not recurring in nature and as such have not been included in the Separation adjustments.

The Danaher Historical columns in the unaudited pro forma consolidated condensed financial statements reflect the Company’s historical financial statements for the periods presented and do not reflect any adjustments related to the Separation and related events.

The Separation of Fortive columns in the unaudited pro forma consolidated condensed financial statements were derived from Fortive’s historical combined financial statements included in Exhibit 99.1 to Fortive’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 15, 2016 (the “Fortive Information Statement”).

The Separation Adjustments columns are the adjustments to the Fortive combined financial statements amounts as included in the Fortive Information Statement to reflect Fortive as discontinued operations in the Company’s pro forma financial statements. The Separation adjustments represent the Company’s current best estimates and may differ from those that will be calculated to report Fortive as discontinued operations in Danaher’s future filings.

The unaudited pro forma consolidated condensed financial statements are subject to the assumptions and adjustments described in the accompanying notes. Management believes that these assumptions and adjustments are reasonable under the circumstances and given the information available at this time. The unaudited pro forma consolidated condensed financial statements are not intended to be a complete presentation of the Company’s financial position or results of operations had the Separation occurred as of and for the periods indicated. In addition, the unaudited pro forma consolidated condensed financial statements are provided for illustrative and informational purposes only, and are not necessarily indicative of the Company’s historical or future results of operations or financial condition had the Separation been completed on the dates assumed.

The unaudited pro forma consolidated condensed financial statements should be read in conjunction with (i) the audited consolidated financial statements, the accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and (ii) the unaudited consolidated condensed financial statements, the accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Quarterly Report on Form 10-Q for the three months ended April 1, 2016 which are available at the Company’s web site at www.danaher.com.

DANAHER CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS

($ and shares in millions, except per share amounts)

	Three Month Period Ended April 1, 2016
	Danaher	Separation of	Separation		Pro Forma
	Historical	Fortive (a)	Adjustments		Danaher
Sales	$5,387.2	$(1,474.7)	$ 11.6	(b)	$3,924.1
Cost of sales	(2,524.6)	779.5	(11.7)	(b)	(1,756.8)

Gross profit	2,862.6	(695.2)	(0.1)		2,167.3
Operating costs and other:
Selling, general and administrative expenses	(1,660.7)	338.5	(5.9)	(c) (d) (e)	(1,328.1)
Research and development expenses	(319.8)	93.7	—		(226.1)

Operating profit	882.1	(263.0)	(6.0)		613.1
Non-operating income (expense):
Other income	223.4	—	—		223.4
Interest expense	(61.7)	—	8.8	(f)	(52.9)

Earnings from continuing operations before income taxes	1,043.8	(263.0)	2.8		783.6
Income taxes	(285.4)	81.0	6.6	(g)	(197.8)

Net earnings from continuing operations	758.4	(182.0)	9.4		585.8
Earnings from discontinued operations, net of income taxes	—	182.0	(9.4)		172.6

Net earnings	$758.4	$—	$ —		$758.4

Net earnings per share from continuing operations:
Basic	$1.10	$(0.26)	$ 0.01		$0.85
Diluted	$1.09	$(0.26)	$ 0.01		$0.84
Net earnings per share from discontinued operations:
Basic	$—	$0.26	$ (0.01)		$0.25
Diluted	$—	$0.26	$ (0.01)		$0.25
Net earnings per share:
Basic	$1.10				$1.10
Diluted	$1.09				$1.09
Average common stock and common equivalent shares outstanding:
Basic	688.6				688.6
Diluted	697.1				697.1

See the accompanying Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements.

DANAHER CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS

($ and shares in millions, except per share amounts)

	Year Ended December 31, 2015
	Danaher	Separation of	Separation		Pro Forma
	Historical	Fortive (a)	Adjustments		Danaher
Sales	$20,563.1	$(6,178.8)	$ 49.4	(b)	$14,433.7

Cost of sales	(9,800.6)	3,183.5	(45.5)	(b)	(6,662.6)

Gross profit	10,762.5	(2,995.3)	3.9		7,771.1

Operating costs and other:
Selling, general and administrative expenses	(6,054.3)	1,347.9	(41.1)	(c) (d) (e)	(4,747.5)

Research and development expenses	(1,239.1)	377.7	—		(861.4)

Operating profit	3,469.1	(1,269.7)	(37.2)		2,162.2

Non-operating income (expense):

Other income	12.4	—	—		12.4

Interest expense	(162.8)	—	23.0	(f)	(139.8)

Interest income	5.3	—	(0.7)	(f)	4.6

Earnings from continuing operations before income taxes	3,324.0	(1,269.7)	(14.9)		2,039.4

Income taxes	(725.3)	405.9	26.7	(g)	(292.7)

Net earnings from continuing operations	2,598.7	(863.8)	11.8		1,746.7

Earnings from discontinued operations, net of income taxes	758.7	863.8	(11.8)		1,610.7

Net earnings	$3,357.4	$—	$ —		$3,357.4

Net earnings per share from continuing operations:

Basic	$3.72	$(1.24)	$ 0.02		$2.50

Diluted	$3.67	$(1.22)	$ 0.02		$2.47

Net earnings per share from discontinued operations:

Basic	$1.09	$1.24	$ (0.02)		$2.31

Diluted	$1.07	$1.22	$ (0.02)		$2.27

Net earnings per share:

Basic	$4.81				$4.81

Diluted	$4.74				$4.74

Average common stock and common equivalent shares outstanding:

Basic	698.1				698.1

Diluted	708.5				708.5

See the accompanying Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements.

DANAHER CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS

($ and shares in millions, except per share amounts)

	Year Ended December 31, 2014
	Danaher Historical		Separation of Fortive (a)	Separation Adjustments		Pro Forma Danaher
Sales	$ 19,154.0		$(6,337.2)	$ 50.1	(b)	$ 12,866.9

Cost of sales	(9,261.4)		3,288.0	(44.0)	(b)	(6,017.4)

Gross profit	9,892.6		(3,049.2)	6.1		6,849.5

Operating costs and other:

Selling, general and administrative expenses	(5,389.0)		1,416.3	(62.4)	(c) (e)	(4,035.1)

Research and development expenses	(1,157.0)		387.6	—		(769.4)

Operating profit	3,346.6		(1,245.3)	(56.3)		2,045.0

Non-operating income (expense):

Other income	156.5		(33.9)	—		122.6

Interest expense	(119.1)		—	24.4	(f)	(94.7)

Interest income	16.7		—	(3.4)	(f)	13.3

Earnings from continuing operations before income taxes	3,400.7		(1,279.2)	(35.3)		2,086.2

Income taxes	(857.6)		395.8	14.3	(g)	(447.5)

Net earnings from continuing operations	2,543.1		(883.4)	(21.0)		1,638.7

Earnings from discontinued operations, net of income taxes	55.3		883.4	21.0		959.7

Net earnings	$ 2,598.4		$—	$ —		$ 2,598.4

Net earnings per share from continuing operations:

Basic	$ 3.62		$(1.26)	$ (0.03)		$ 2.33

Diluted	$ 3.56		$(1.23)	$ (0.03)		$ 2.29	*

Net earnings per share from discontinued operations:

Basic	$ 0.08		$1.26	$ 0.03		$ 1.37

Diluted	$ 0.08		$1.23	$ 0.03		$ 1.34

Net earnings per share:

Basic	$ 3.70					$ 3.70

Diluted	$ 3.63	**				$ 3.63

Average common stock and common equivalent shares outstanding:

Basic	702.2					702.2

Diluted	716.1					716.1

*	Net earnings per share amount does not cross add due to rounding.
**	Net earnings per share amount does not add due to rounding.

See the accompanying Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements.

DANAHER CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS

($ and shares in millions, except per share amounts)

	Year Ended December 31, 2013
	Danaher	Separation of	Separation		Pro Forma
	Historical	Fortive (a)	Adjustments		Danaher
Sales	$18,283.1	$(5,961.9)	$ 39.7	(b)	$ 12,360.9

Cost of sales	(8,941.1)	3,097.9	(36.2)	(b)	(5,879.4)

Gross profit	9,342.0	(2,864.0)	3.5		6,481.5

Operating costs and other:

Selling, general and administrative expenses	(5,117.1)	1,342.5	(50.9)	(c) (e)	(3,825.5)

Research and development expenses	(1,104.4)	378.3	—		(726.1)

Operating profit	3,120.5	(1,143.2)	(47.4)		1,929.9

Non-operating income (expense):

Other income	431.3	—	—		431.3

Interest expense	(141.2)	—	29.6	(f)	(111.6)

Interest income	5.7	—	(1.2)	(f)	4.5

Earnings from continuing operations before income taxes	3,416.3	(1,143.2)	(19.0)		2,254.1

Income taxes	(825.7)	312.3	2.2	(g)	(511.2)

Net earnings from continuing operations	2,590.6	(830.9)	(16.8)		1,742.9

Earnings from discontinued operations, net of income taxes	104.4	830.9	16.8		952.1

Net earnings	$2,695.0	$—	$ —		$ 2,695.0

Net earnings per share from continuing operations:

Basic	$3.72	$(1.19)	$ (0.02)		$ 2.50	*

Diluted	$3.65	$(1.17)	$ (0.02)		$ 2.46

Net earnings per share from discontinued operations:

Basic	$0.15	$1.19	$ 0.02		$ 1.37	*

Diluted	$0.15	$1.17	$ 0.02		$ 1.34

Net earnings per share:

Basic	$3.87				$ 3.87

Diluted	$3.80				$ 3.80

Average common stock and common equivalent shares outstanding:

Basic	696.0				696.0

Diluted	711.0				711.0

*	Net earnings per share amount does not cross add due to rounding.

See the accompanying Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements.

DANAHER CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

($ and shares in millions, except per share amounts)

	As of April 1, 2016

	Danaher	Separation of	Separation		Pro Forma
	Historical	Fortive (a)	Adjustments		Danaher
ASSETS

Current assets:

Cash and cash equivalents	$664.3	$—	$ —		$664.3

Trade accounts receivable, net	3,871.2	(929.6)	—		2,941.6

Inventories:

Finished goods	1,115.2	(196.5)	—		918.7

Work in process	346.4	(80.3)	—		266.1

Raw materials	776.1	(276.8)	—		499.3

Total inventories	2,237.7	(553.6)	—		1,684.1

Prepaid expenses and other current assets	974.0	(88.4)	(5.0)	(h)	880.6

Current assets, discontinued operations	—	1,571.6	5.0		1,576.6

Total current assets	7,747.2	—	—		7,747.2

Property, plant and equipment, net of accumulated depreciation	2,872.5	(519.1)	(8.7)	(h)	2,344.7

Other assets	1,016.7	(398.6)	14.9	(i)	633.0

Goodwill	25,485.4	(3,973.3)	(104.7)	(j)	21,407.4

Other intangible assets, net	11,263.8	(750.0)	31.8	(j)	10,545.6

Other assets, discontinued operations	—	5,641.0	66.7		5,707.7

Total assets	$48,385.6	$—	$ —		$48,385.6

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Notes payable and current portion of long-term debt	$197.0	$—	$ —		$197.0

Trade accounts payable	1,918.8	(625.6)	—		1,293.2

Accrued expenses and other liabilities	3,205.5	(618.8)	(5.0)	(h)	2,581.7

Current liabilities, discontinued operations	—	1,244.4	5.0		1,249.4

Total current liabilities	5,321.3	—	—		5,321.3

Other long-term liabilities	6,292.5	(706.9)	195.8	(h) (i)	5,781.4

Long-term debt	12,194.7	—	—		12,194.7

Long-term liabilities, discontinued operations	—	706.9	(195.8)		511.1

Stockholders’ equity:

Common stock	8.0	—	—		8.0

Additional-paid-in-capital	5,072.6	—	—		5,072.6

Retained earnings	21,660.6	—	—		21,660.6

Accumulated other comprehensive income (loss)	(2,236.5)	—	—		(2,236.5)

Total Danaher stockholders’ equity	24,504.7	—	—		24,504.7

Noncontrolling interests	72.4	—	—		72.4

Total stockholders’ equity	24,577.1	—	—		24,577.1

Total liabilities and stockholders’ equity	$48,385.6	$—	$ —		$48,385.6

See the accompanying Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements.

DANAHER CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The unaudited pro forma Consolidated Condensed Statements of Earnings for the three months ended April 1, 2016 and for the years ended December 31, 2015, 2014 and 2013 and the unaudited pro forma Consolidated Condensed Balance Sheet as of April 1, 2016 include the following pro forma adjustments:

(a)	Reflects the operations, assets, liabilities and equity of Fortive, formerly the Company’s Test & Measurement segment, Industrial Technologies segment (other than its product identification businesses) and the retail/commercial petroleum business, which was derived from the historical combined financial statements prepared on a “carve-out” basis of accounting included in the Fortive Information Statement.

Unaudited Pro Forma Consolidated Condensed Statement of Earnings

(b)	Represents adjustments for intercompany transactions that prior to the Separation were eliminated in consolidation and will no longer be eliminated subsequent to the Separation.

(c)	Reflects the inclusion of general corporate overhead costs which were historically allocated to Fortive and which will be allocated to the Company’s continuing operations as these costs will not be eliminated after the Separation.

(d)	Reflects the removal of all nonrecurring Separation costs which were incurred and are included in the Company’s historical results of operations for the three month period ended April 1, 2016 and the year ended December 31, 2015. These costs were primarily related to investment banker fees, legal fees, third-party consulting and contractor fees and other incremental costs directly related to Separation-related activities that are not expected to have a continuing impact on the Company’s results of operations following the completion of the Separation.

(e)	Represents the removal of carve-out basis adjustments made to the amortization expense related to intangible assets as recorded on the combined financial statements of Fortive.

(f)	Reflects the removal of interest income and expense which has been allocated to Fortive based on the ratio of Fortive’s net assets to the Company’s consolidated net assets for each period consistent with accounting standards related to the presentation of discontinued operations.

(g)	Represents the tax impact of the Separation adjustments as well as the adjustments needed to reflect pro forma Danaher earnings from continuing operations. In determining the tax rate to apply to the Separation adjustments, the Company used the applicable statutory rate based on the jurisdiction in which the adjustment relates adjusted to reflect income taxes on Separation activity.

Unaudited Pro Forma Consolidated Condensed Balance Sheet

(h)	Represents the adjustment of certain assets and liabilities as a result of their transfer between the Company and Fortive upon Separation pursuant to the various agreements entered into as part of the Separation and the distribution of Fortive’s outstanding common stock to Danaher’s stockholders (the “Distribution”).

(i)	Represents reclassifications of various pension and post-retirement assets and liabilities.

(j)	Represents the removal of carve-out basis adjustments made to goodwill and intangible assets as recorded on the combined financial statements of Fortive.